                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       ENGINEERED SUPPORT SYSTEMS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

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    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED
PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

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    (4) Date Filed:

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

                        NOTICE OF THE ANNUAL MEETING OF
                              THE SHAREHOLDERS OF
                        ENGINEERED SUPPORT SYSTEMS, INC.

                                                             St. Louis, Missouri
                                                                February 1, 2001

To the Shareholders of
Engineered Support Systems, Inc.:

    The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 6, 2001 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

    1. The election of four (4) directors to hold office for three (3) years, one (1) director to hold office for two (2) years and one (1) director to hold office for one (1) year;

    2. The approval of an increase in the number of authorized shares of Engineered Support Systems, Inc. common stock, par value $.01 per share, from 10,000,000 shares to 30,000,000 shares; and,

    3. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

    A proxy statement, proxy and a copy of the Company's Annual Report for the year ended October 31, 2000, accompany this Notice of the Annual Meeting of the Shareholders.

    We encourage all shareholders to attend the 2001 Annual Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Corporate Secretary of your intent to do so by Friday, March 2, 2001.

                                           ENGINEERED SUPPORT SYSTEMS, INC.

                                           /s/ Michael F. Shanahan Sr.

                                           Michael F. Shanahan, Sr.
                                           Chairman and Chief Executive Officer

/s/ David D. Mattern

David D. Mattern
Secretary and General Counsel



    EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                        ENGINEERED SUPPORT SYSTEMS, INC.
                                 201 EVANS LANE
                           ST. LOUIS, MISSOURI 63121

                                PROXY STATEMENT
                                    FOR THE
                       ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON MARCH 6, 2001

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, FEBRUARY 1, 2001, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE 2001 ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 6, 2001, AT 10:00 A.M., LOCAL TIME, AT THE HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING, THE PROXY AND THE ANNUAL REPORT ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY MARCH 2, 2001, IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID, ENVELOPE.

                                     PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2001 Annual Meeting of the Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy subject to the conditions hereinafter set forth. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

    1. "FOR" the election of four (4) directors to hold office for three (3) years, one (1) director to hold office for two (2) years and one (1) director to hold office for one (1) year;

    2. "FOR" the approval of an increase in the number of authorized shares of Engineered Support Systems, Inc. common stock, par value $.01 per share, from 10,000,000 shares to 30,000,000 shares; and,

    3. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement, the return envelopes, the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                              RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121 prior to the time the proxy is voted.

                                 VOTING RIGHTS

    The shareholders of record at the close of business on January 17, 2001, are entitled to vote at the 2001 Annual Meeting of the Shareholders. Proxies properly executed by the Company's shareholders of record on January 17, 2001 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote. However, with the election of Directors, each shareholder has the right to cast as many total cumulative votes that equals the number of shares held by that shareholder multiplied by the number of Directors to be elected. Each shareholder may also cast the whole number of votes for each nominee or distribute them among some or all nominees. If authority is withheld to vote for an individual nominee on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 17, 2001, there were 7,300,395 shares of common stock outstanding and entitled to vote.

              BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by the officers and directors of the Company as a group, and each five percent (5%) shareholder as of January 17, 2001. Except as otherwise indicated in the footnotes to the table, the individuals listed in the table possess sole voting and investment power with respect to the shares opposite their name.

           NAME OF BENEFICIAL OWNER                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
             OR IDENTITY OF GROUP                    BENEFICIALLY OWNED           OUTSTANDING(1)
           ------------------------                ----------------------       --------------------

Michael F. Shanahan, Sr........................          967,573(2)                     12.0%
201 Evans Lane
St. Louis, MO 63121
(Business Address)

Fidelity Management & Research Company.........          598,650(4)                      7.4%
82 Devonshire Street
Boston, MA 02109

All officers and directors as a group (26
  individuals including Mr. Shanahan, Sr.).....        2,041,431(3)                     25.4%

------------------

(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding, as of January 17, 2001, as increased by the assumed exercise of all of the 739,488 outstanding options.

(2) Mr. Shanahan holds 714,817 of these shares as nominee of the Michael F. Shanahan, Sr. First Amended and Restated Revocable Living Trust dated August 10, 1990. This Trust may be revoked by Mr. Shanahan at any time prior to his death and Mr. Shanahan has all rights to vote, sell and otherwise dispose of the stock. 77,756 shares are held by Mr. Shanahan in the Engineered Support Systems, Inc. Employee Stock Ownership Plan over which he has sole voting and dispositive power. 175,000 shares are held in The Shanahan Family Voting Trust, dated December 11, 1998, over which Mary Ann Shanahan, wife of Mr. Shanahan, has sole voting power.

(3) Includes options granted to certain key employees and directors of the Company as well as those shares held in the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

(4) This amount, as reflected on Schedule 13F effective September 30, 2000, consists entirely of sole voting and dispositive power, with no shared voting or dispositive power.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

    The by-laws of the Company provide for staggered terms for the Directors. The election of the Directors for staggered terms maintains management continuity, discourages undesirable mergers, unwanted tender offers, unwelcome proxy contests and the ill-favored exertion of control by a large block of common stock.

    The nominees, Gary C. Gerhardt, William H.T. Bush, S. Lee Kling, LTG Kenneth
E. Lewi (U.S. Army, Retired), General Crosbie E. Saint (U.S. Army, Retired) and Earl W. Wims are each proposed to be elected at the Annual Meeting of the Shareholders on March 6, 2001. William H.T. Bush, S. Lee Kling, General Crosbie
E. Saint (U.S. Army, Retired) and Earl W. Wims are nominated for a three (3) year term that will expire in March 2004. LTG Kenneth E. Lewi (U.S. Army, Retired) is nominated for a two (2) year term that will expire in March 2003 and Gary C. Gerhardt is nominated for a one (1) year term that will expire in March 2002. The shares of common stock represented by properly executed proxies will be voted for the nominees. All nominees have consented to be named and to serve, if elected. If any nominee is unable to serve (which management has no reason to expect) the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE SIX (6) NOMINEES TO THE BOARD.

    The following table sets forth the principal occupation, the year in which their current term ends, the year in which they were first elected a director, the number of shares of common stock they beneficially owned as of January 17, 2001, the percent of the total shares outstanding which they own and the age of each director and nominee.

                                          CURRENT                       STOCK BENEFICIALLY         PERCENTAGE
          NAME AND PRINCIPAL               TERM           FIRST            OWNED AS OF              OF SHARES
       OCCUPATION OR EMPLOYMENT            ENDS          ELECTED             1/17/01             OUTSTANDING(1)       AGE
       ------------------------           -------        -------        ------------------       ---------------      ---

Michael F. Shanahan, Sr.                   March        December             967,573                  12.0%           61
Chairman and Chief Executive Officer       2003           1983

Gerald A. Potthoff                         March         October             105,000                   1.3%           60
President and Chief Operating Officer      2002           1999

Gary C. Gerhardt                           March          March              183,017                   2.3%           55
Vice Chairman--Administration and          2001           1998
  Chief Financial Officer

William H.T. Bush                          March          March                4,000                  (2)             62
Chairman                                   2001           2000
Bush-O'Donnell & Co., Inc.

General Michael P.C. Carns                 March          March                3,000                  (2)             63
U.S. Air Force, Retired                    2003           2000

MG George E. Friel                         March        September             10,750                  (2)             58
U.S. Army, Retired                         2002           1998

Thomas J. Guilfoil                         March          March              101,000                   1.3%           81
Attorney at Law                            2002           1993
Guilfoil, Petzall & Shoemake

S. Lee Kling                               March          March               16,000                  (2)             72
Chairman                                   2001           2000
Kling Rechter & Company

LTG Kenneth E. Lewi                        March          March               31,608                  (2)             70
U.S. Army, Retired                         2001           1992

General Crosbie E. Saint                   March         August                    0                  (2)             64
U.S. Army, Retired                         2001           2000

Michael F. Shanahan, Jr.                   March        December              86,352                   1.1%           34
Executive Vice President                   2003           1994
Lockton Companies

Earl W. Wims, Ph.D.                        March          March               30,250                  (2)             61
Chairman                                   2001           1992
Marketing Horizons, Inc.

--------------------

(1) See footnote (1) to Beneficial Ownership of Common Stock of the Company table.

(2)  The percentage of shares is less than one percent (1%).

(3) Gerald A. Potthoff was appointed to the board effective October 1, 1999 following the Company's acquisition of Systems & Electronics Inc. William H.T. Bush, S. Lee Kling and General Crosbie E. Saint (U.S. Army, Retired) were appointed to the board effective March 1, 2000, March 1, 2000 and August 1, 2000, respectively.

    Michael F. Shanahan, Sr. was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company since 1985. Mr. Shanahan is also the Chairman of each of the Company's subsidiaries which include Systems & Electronics Inc., Engineered Air Systems, Inc., Keco Industries, Inc., Engineered Coil Company, d/b/a Marlo Coil, Engineered Electric Company, d/b/a Fermont and Engineered Specialty Plastics, Inc.

    Gerald A. Potthoff was named President and Chief Operating Officer of the Company in October 1999. Mr. Potthoff has served as President of Systems & Electronics Inc. since October 1991.

    Gary C. Gerhardt was named Vice Chairman--Administration of the Company in October 1999 and prior thereto served as Executive Vice President since December 1994. He has been Chief Financial Officer of the Company since October 1993.

    William H.T. Bush, has been Chairman of the investment firm, Bush-O'Donnell & Co., Inc., since 1986. Previously, he was President and CEO of Boatmen's National Bank of St. Louis.

    General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in August 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. Prior thereto, he served as director of the Joint Staff since September 1989.

    MG George E. Friel (U.S. Army, Retired) served in the United States Army for 38 years until his retirement in July 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command (CBDCOM).

    Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona Football Cardinals.

    S. Lee Kling has been Chairman of Kling Rechter Company, a merchant banking company, since 1991. Previously, he was Chairman of Landmark Bancshares Corp., a bank holding company.

    LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United States Army for 34 years until his retirement in August 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces.

    General Crosbie E. Saint (U.S. Army, Retired) served in the United States Army for 33 years until his retirement in 1992. In the four years preceding his retirement, General Saint served as Commander in Chief, United States Army, Europe and Seventh Army; Commander, Central Army Group (NATO).

    Michael F. Shanahan, Jr. has been Executive Vice President of Lockton Companies, an insurance concern, since November 2000. Prior thereto, he was a Producer for Lockton Companies since October 1994.

    Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons, Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

                        DIRECTOR MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 2000, the Board of Directors of the Company met four (4) times. The Board has three committees: Executive, Compensation and Audit.

    The Executive Committee for fiscal year 2000 consisted of Michael F. Shanahan, Sr., Gerald A. Potthoff, Gary C. Gerhardt and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 2000.

    The Audit Committee for fiscal year 2000 consisted of William H.T. Bush, General Michael P.C. Carns, MG George E. Friel and S. Lee Kling, all of whom are considered independent. The Audit Committee met twice during fiscal year 2000 with representatives of the Company and representatives of the Company's independent accountants. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company's responses thereto. The Audit

Committee has reviewed and discussed the audited financial statements with management; discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and, received from the independent accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the independent accountants their independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2000 for filing with the Securities and Exchange Commission.

    The Compensation Committee for fiscal year 2000 consisted of Thomas J. Guilfoil, LTG Kenneth E. Lewi, Michael F. Shanahan, Jr. and Earl W. Wims. The purpose of the Compensation Committee is to review and approve the Company's and its subsidiaries' compensation policies and arrangements as well as to administrate the Company's stock option plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met twice during fiscal year 2000.

                                 DIRECTORS FEES

    Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee on which they serve. They are also paid $300 per month during their term. Outside directors are reimbursed for expenses incurred in attending meetings.

                            AFFILIATION OF DIRECTORS

    The Company has a consulting agreement with William H.T. Bush that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with General Michael P.C. Carns (U.S. Air Force, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with MG George E. Friel (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,000 per month.

    The Company has a consulting agreement with S. Lee Kling that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with LTG Kenneth E. Lewi (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,200 per month.

    The Company has a consulting agreement with General Crosbie E. Saint (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with Michael F. Shanahan, Jr. that may be terminated upon ninety (90) days written notice. This agreement provides for payments of $4,500 per month.

                            AUDIT COMMITTEE CHARTER

    During fiscal 2000, the Board of Directors adopted the following Charter to govern the composition of its Audit Committee (the "Committee") and the scope of the Committee's duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I. STATEMENT OF PURPOSE

    The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the

Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the internal audit function, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

II. COMPOSITION OF THE AUDIT COMMITTEE

    The Committee shall be comprised of not less than three nor more than five members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and the composition of the Committee shall be such as to comply with Rule 4310(c)(26)(B) of the Nasdaq National Market Rules, or the applicable rule governing audit committees of such other exchange on which the Company's stock may be traded from time to time.

III. MEETINGS

    The committee shall meet at least two (2) times annually, or more frequently as the Committee may from time to time determine to be appropriate. The content of the agenda shall be reviewed with the Chair of the Committee prior to finalization and distribution to the Committee as a whole. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer and the independent auditors. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

IV. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

    The duties and responsibilities of the Committee shall include the following:

    A. INDEPENDENT AUDITORS

        1. Receive the written disclosures and letter from the Company's independent auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence, including, without limitation, the scope and fees for non-audit services rendered to the Company.

        2. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

        3. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

          * The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders on Form 10-K.

          * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

          * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information.

            Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the
                    Company's financial statements.

          * Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

        4. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

        5. Discuss at least annually with the Company's independent auditors the following: the adequacy and effectiveness of the Company's internal financial controls; the management letter issued by the independent accountants and management's response thereto; actions management has taken or progress it has made in addressing issues raised by the independent accountants; and major areas of financial risk.

        6. Review with management and the independent accountants any comments or inquiries from the Securities and Exchange Commission (SEC) relating to the Company's financial statements or other financial matters included in the Company's periodic filings with the SEC.

    B. INTERNAL AUDIT FUNCTION

        1. Review not less than annually the responsibilities, budget and structure of the Company's internal audit function.

        2. Discuss at least annually with the internal audit representative the effectiveness of the Company's internal controls, as well as any significant letters or reports to management issued through the internal audit function, and management's responses thereto.

        3. Review annually the Company's internal audit work plan with respect to financial reporting matters, and receive periodic reports regarding the progress of such internal auditing activities and any required remedial action.

    C. MANAGEMENT

        1. Discuss at least annually with the Company's General Counsel the scope and effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements, and any material reports or inquiries received from regulators or government agencies.

        2. Review and approve, or if appropriate recommend that the Board of Directors approve, all material related party transactions and potential conflict of interest situations.

        3. Authorize and oversee investigations deemed appropriate by the Committee into any matters within the Committee's scope of responsibility as described in this Charter or as may subsequently be delegated to the Committee by the Board of Directors, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

        4. Prepare the disclosure required of the Committee by S-K Item 306 of the Securities and Exchange Commission regulations to be included in the Company's annual proxy statement.

        5. Review this Charter on an annual basis and make recommendations of the Board of Directors concerning any changes deemed appropriate.

    D. OTHER MATTERS

        1. Report actions of the Committee periodically to the Board of Directors together with such recommendations for action by the Board of Directors as the Committee deems appropriate.

        2. Subject to the prior approval of the Board of Directors, arrange for and monitor special investigations and inquiries as the need arises.

        3. Make such recommendations to the Board of Directors with respect to the revision of this Charter as the Committee may from time to time determine to be necessary or appropriate.

                        REPORT OF THE COMPENSATION COMMITTEE
                             ON EXECUTIVE COMPENSATION

    The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program ("Program") and is directly responsible for compensation actions affecting the Chairman and Chief Executive Officer and other executive officers of the Company and its subsidiaries. The Committee, which consists entirely of non-employee directors, met twice in fiscal year 2000.

THE EXECUTIVE COMPENSATION PHILOSOPHY

    The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other companies' compensation levels, as well as information from qualified compensation consultants.

    The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives. The Committee considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

    The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

THE EXECUTIVE COMPENSATION PROGRAM

    The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and the individual's performance.

    A substantial portion of each executive's annual cash compensation is tied to the Company's performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continuing Company growth, increasing efficiency, and on encouraging teamwork and the continuity of management thinking, as well as to improve the Company's ability to attract and retain outstanding executive talent.

    The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executives contributions to the Company's progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

    To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans ("Option Plans"). As of October 31, 2000, there were 1,011,701 options reserved for issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated contribution to the Company's performance in key areas such as earnings, contract backlog and cash management, as well as to the Company's achievement of long-term strategic objectives.

FISCAL YEAR 2000 EXECUTIVE OFFICER COMPENSATION

    In determining the fiscal year compensation for the executive officers, the Committee considered information in an executive compensation survey from a nationally recognized independent consulting firm. The comparison companies in the compensation survey were selected on the basis of their size, products and markets served. With respect to base salary, bonus and total compensation, the compensation of the Chairman and Chief Executive Officer and the other executive officers was at a level comparable to the 2000 median levels for those similarly situated in the comparison companies.

    In determining the fiscal year 2000 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. Fiscal year 2000 net revenues, net income and book value increased 119%, 78% and 24%, respectively, over fiscal year 1999. Funded backlog increased 3% during this same period. Share price increased 81% from $12.00 per share on December 31, 1999 to $21.75 per share on December 31, 2000. The Committee also considered the Company's successful integration activity in 2000 as well as each executive's contribution to the Company's performance.

    Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $551,800 and an incentive bonus payment of $538,000 for the Company's Chairman and Chief Executive Officer. Based on the subjective evaluation of the above factors, the Committee also approved: the base annual salary of $282,200 and an incentive bonus payment of $125,000 for the President and Chief Operating Officer; the base annual salary of $236,500 and an incentive bonus payment of $115,000 for the Vice Chairman-- Administration and Chief Financial Officer; the base annual salary of $158,700 and an incentive bonus payment of $75,000 for the Vice President--Planning and Development; and, the base annual salary of $130,872 and an incentive bonus payment of $58,500 for the Senior Vice President--Business Development. The Committee also awarded 300,000, 100,000, 70,000, 55,000 and 10,000 executive options under the Option Plans to Mr. Shanahan, Mr. Potthoff, Mr. Gerhardt, Mr. Davis and Mr. Brewer, respectively.

    The Company does have employment agreements with its Chairman and Chief Executive Officer and the other executive officers. These employment agreements are discussed in detail in the next section of this proxy statement.

SUMMARY

    Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. We conclude that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

                                           The Compensation Committee

                                           LTG Kenneth E. Lewi, Chairman
                                           Thomas J. Guilfoil
                                           Michael F. Shanahan, Jr.
                                           Earl W. Wims

                             EMPLOYMENT AGREEMENTS

    The Company has employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Vice Chairman--Administration and Chief Financial Officer, the Vice President--Planning and Development and the Senior Vice President--Business Development.

    CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. The employment agreement with Michael F. Shanahan, Sr. was executed on September 1, 1998 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $590,000.

    If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms of the agreement. The employment agreement also provides that the Company will pay Mr. Shanahan's club membership costs and reimburse his expenses associated with performing his duties on behalf of the Company.

    The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid. Mr. Shanahan's employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

    The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $27,500 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $27,500 per month for twenty-four (24) months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

    PRESIDENT AND CHIEF OPERATING OFFICER. Under the terms of Gerald A. Potthoff's employment agreement, effective October 1, 1999, Mr. Potthoff is paid a base annual salary of $300,000. Under the terms of the agreement, Mr. Potthoff also receives an annual incentive bonus payment. Mr. Potthoff has also been granted a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company also has a split dollar life insurance arrangement with Mr. Potthoff similar to its agreement with Mr. Shanahan. Mr. Potthoff also receives benefits under a Supplemental Executive Retirement Plan.

    VICE CHAIRMAN--ADMINISTRATION AND CHIEF FINANCIAL OFFICER. Under the terms of Gary C. Gerhardt's employment agreement with the Company, effective October 1, 1999, Mr. Gerhardt is paid a base annual salary of $255,000. Under the terms of the agreement, Mr. Gerhardt also receives an annual incentive bonus payment. Mr. Gerhardt has also been granted a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

    VICE PRESIDENT--PLANNING AND DEVELOPMENT. Under the terms of Ronald W. Davis' employment agreement with the Company, effective September 1, 1998, Mr. Davis is paid a base annual salary of $175,000. Under the terms of the agreement, Mr. Davis also receives an annual incentive bonus payment. Mr. Davis has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company.

    SENIOR VICE PRESIDENT--BUSINESS DEVELOPMENT. Under the terms of Larry K. Brewer's employment agreement with the Company, Mr. Brewer is paid a base annual salary of $131,000. Under the terms of the agreement,Mr. Brewer also receives an annual incentive bonus payment. Mr. Brewer has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the Company's Chairman and Chief Executive Officer and the four next highest-paid executive officers for the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                       ----------------------------------   -----------------------------------
                                                                                     AWARDS             PAYOUTS
                                                                            -------------------------   -------
                                                                            RESTRICTED                   LTIP
                                        SALARY               OTHER ANNUAL     STOCK       NUMBER OF     PAYOUTS    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR        (1)       BONUS     COMPENSATION     AWARDS     OPTIONS(10)      (2)     COMPENSATION
---------------------------  ----       ------     -----     ------------   ----------   ------------   -------   ------------
Michael F. Shanahan, Sr.     2000      $551,800   $538,000        $0            $0         300,000        $0       $ 105,100(3)
Chairman & Chief             1999      $550,000   $526,000        $0            $0         150,000        $0       $  98,300
Executive Officer            1998      $388,833   $373,433        $0            $0         150,000        $0       $  30,000

Gerald A. Potthoff           2000      $282,200   $125,000        $0            $0         100,000        $0       $  59,200(4)
President and Chief
Operating Officer(8)

Gary C. Gerhardt             2000      $236,500   $115,000        $0            $0          70,000        $0       $  14,700(5)
Vice Chairman--              1999      $203,200   $115,000        $0            $0          30,000        $0       $  13,300
Administration & Chief       1998      $200,000   $100,000        $0            $0          15,000        $0       $   9,400
Financial Officer

Ronald W. Davis              2000      $158,700   $ 75,000        $0            $0          55,000        $0       $  12,500(6)
Vice President--Planning     1999      $153,000   $ 75,000        $0            $0          30,000        $0       $  12,800
and Development(9)

Larry K. Brewer              2000      $130,872   $ 58,500        $0            $0          10,000        $0       $   1,200(7)
Senior Vice President--
Business Development(8)

--------------------

 (1) This amount includes base salary and expense reimbursement allowances. Mr. Shanahan's expenses for fiscal year 2000 were $1,800. Mr. Potthoff's expenses for fiscal year 2000 were $7,200. Mr. Gerhardt's expenses for fiscal year 2000 were $6,500. Mr. Davis' expenses for fiscal year 2000 were $8,700. Mr. Brewer's expenses for fiscal year 2000 were $3,600.

 (2) There were no long-term incentive plan awards granted during the three year period ending October 31, 2000.

 (3) This amount includes $79,900 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $13,600 pursuant to the benefit of life insurance premiums paid by the Company; and, $11,600 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (4) This amount includes $56,000 accrued pursuant to Mr. Potthoff's employment agreement in connection with a Supplemental Executive Retirement Plan and $3,200 pursuant to the benefit of life insurance premiums paid by the Company.

 (5) This amount includes $3,100 pursuant to the benefit of life insurance premiums paid by the Company and $11,600 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (6) This amount includes $900 pursuant to the benefit of life insurance premiums paid by the Company and $11,600 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (7) This amount represents $1,200 pursuant to the benefit of life insurance premiums paid by the Company.

 (8) Mr. Potthoff and Mr. Brewer joined the Company on October 1, 1999, concurrent with the Company's acquisition of SEI. Accordingly, compensation information is presented for 2000 only.

 (9) Compensation for Mr. Davis is not presented for 1998 because the SEC's criteria for inclusion were not met.


                                       12


(10) All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on June 26, 1998.

                               PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with (i) the cumulative total return on the S & P 500 composite index and with (ii) the cumulative total return of the S & P Aerospace/Defense index for the period October 31, 1995 through October 31, 2000.

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
           AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
                     AND THE S & P AEROSPACE/DEFENSE INDEX



                                    [GRAPH]



                                                           Cumulative Total Return
                                            ------------------------------------------------------
                                            10/95      10/96     10/97    10/98    10/99    10/00

ENGINEERED SUPPORT SYSTEMS, INC.            100.00     148.53    343.89   330.83   273.52   431.87
S & P 500                                   100.00     124.10    163.95   200.00   251.35   266.66
S & P AEROSPACE/DEFENSE                     100.00     140.13    152.47   141.20   123.91   188.35



*$100 invested on 10/31/95 in stock or index--including reinvestment of dividends. Fiscal year ending October 31.

                             EMPLOYEE EQUITY PLANS

    The Company has reserved 1,011,701 shares of common stock for issuance under five (5) stock option plans adopted in 1992, 1997, 1998 and 2000 ("option plans"). The option plans provide for the award of stock options to employees and non-employee directors of the Company. Option plans for the employees are administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority, subject to the terms of the option plans, to determine optionees and the number of shares subject to each option granted. The option plans for the non-employee directors are administered by the Chairman of the Board. Subject to continuation of employment, options granted under the option plans must be exercised by the optionee within five (5) years from the date of grant. The exercise price for an option granted is equal to the fair market value of the common stock at the date of grant. As of October 31, 2000, eighty-nine (89) employees and directors held options under these plans.

    The following tables show, as to executive officers previously listed, the options granted, aggregate options exercised and option values during the fiscal year ended October 31, 2000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION
                                                PERCENT OF                                           FOR OPTION TERM
                                               TOTAL OPTIONS                                    -------------------------
                                    OPTIONS     GRANTED IN      EXERCISE PRICE    EXPIRATION    5% ASSUMED    10% ASSUMED
NAME                                GRANTED     FISCAL YEAR       PER SHARE          DATE          RATE          RATE
----                                -------    -------------    --------------    ----------    ----------    -----------

Michael F. Shanahan, Sr.........    150,000        19.1%           $10.9375        12/8/04       $453,300     $1,001,600
                                    150,000        19.1%           $10.8125         5/3/05       $448,100     $  990,200

Gerald A. Potthoff..............     50,000         6.4%           $10.9375        12/8/04       $151,100     $  333,900
                                     50,000         6.4%           $10.8125         5/3/05       $149,400     $  330,100

Gary C. Gerhardt................     20,000         2.6%           $10.9375        12/8/04       $ 60,400     $  133,600
                                     50,000         6.4%           $10.8125         5/3/05       $149,400     $  330,100

Ronald W. Davis.................     15,000         1.9%           $10.9375        12/8/04       $ 45,300     $  100,200
                                     40,000         5.1%           $10.8125         5/3/05       $119,500     $  264,000

Larry K. Brewer.................     10,000         1.3%           $10.8125         5/3/05       $ 29,900     $   66,000

    No stock appreciation rights have ever been granted by the Company.
1110:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                           VALUE OF
                                                                     NUMBER OF           UNEXERCISED
                              NUMBER                                  OPTIONS              OPTIONS
                             OF SHARES                              AT 10/31/00           AT 10/31/00
                            ACQUIRED ON           VALUE            EXERCISABLE/          EXERCISABLE/
NAME                         EXERCISE            REALIZED          UNEXERCISABLE         UNEXERCISABLE
----                        -----------          --------          -------------         -------------

Michael F. Shanahan,Sr....    645,000           $5,597,800              0/0                  $0/$0

Gerald A. Potthoff........          0           $        0           100,000/0            $762,500/$0

Gary C. Gerhardt..........          0           $        0           137,500/0           $1,121,900/$0

Ronald W. Davis...........          0           $        0           118,750/0            $953,100/$0

Larry K. Brewer...........          0           $        0           10,000/0             $76,900/$0

    No stock appreciation rights have ever been granted by the Company.

                                  PROPOSAL TWO

         APPROVAL OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF
       ENGINEERED SUPPORT SYSTEMS, INC. COMMON STOCK, PAR VALUE $.01 PER
               SHARE, FROM 10,000,000 SHARES TO 30,000,000 SHARES

    The Company's Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Engineered Support Systems, Inc. common stock, par value $.01 per share, from 10,000,000 shares to 30,000,000 shares and recommends that the Company's shareholders vote FOR the amendment.

    The additional common shares for which authorization is sought would have the same rights and privileges as the common shares presently outstanding. Holders of common shares have no preemptive rights to subscribe to or for any additional shares of the Company.

    As of January 17, 2001, 8,342,166 common shares were issued and outstanding, 1,041,771 common shares were held in treasury and 967,476 common shares were reserved for issuance under stock option plans. As of such date, excluding common shares already reserved as described above, a balance of approximately 690,358 authorized common shares would have been available for issuance without shareholder action. Although the Company has no present plan, agreement or commitment for the issuance of additional common shares other than those described above or pursuant to existing employee benefit plans, the Company's Board of Directors believes that the number of common shares available for issuance will be insufficient to meet the future needs of the Company.

    The Company's Board of Directors believes that it is desirable to have additional authorized but unissued common shares available for possible future share dividends or splits, employee benefit programs, financing and acquisition transactions, and other general corporate purposes. The Board wishes to have common shares available for such purposes if conditions warrant. Like the presently authorized but unissued common shares, the additional common shares would be available for issuance without further action by the Company's shareholders, unless such action is required by applicable law or the rules of the NASDAQ stock market on which the common shares are listed or any other stock exchange on which the Company's securities may be listed in the future. The authorization of additional common shares will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of a special meeting of its shareholders.

    Although a proposal to increase the authorized capital stock of a company may be construed as having an anti-takeover effect, neither the management of the Company nor its Board of Directors views this proposal in that perspective. The proposal has not been prompted by an effort by anyone to gain control of the Company, and the Company is not aware of any such attempt. However, the authorized and unissued common shares could be issued for the purpose of discouraging an attempt by another person or entity, through the acquisition of a substantial number of common shares, to acquire control of the Company with a view to effecting a merger, sale of the Company's assets or similar transaction, since the issuance of common shares could be used to dilute the share ownership or voting rights of such a person or entity. Further, any of such authorized by unissued common shares could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

    Under Missouri law and the Company's Articles of Incorporation, the affirmative vote of the holders of a majority of the outstanding common shares is required for the approval of the proposal.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF ENGINEERED SUPPORT SYSTEMS, INC. COMMON STOCK, PAR VALUE $.01 PER SHARE, FROM 10,000,000 SHARES TO 30,000,000 SHARES.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the fiscal year ended October 31, 2000. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2001 Annual Meeting of the Shareholders and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time. PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the 2001 Annual Meeting of the Shareholders.

    PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer or an employee.

    As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

               SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals for the 2002 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2001, for inclusion in the Company's proxy statement and proxy for that meeting. The proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention:
Corporate Secretary.

                                 OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

                                     By order of the Board of Directors

                                     /s/ David D. Mattern

                                     David D. Mattern, Secretary
                                     and General Counsel

Dated: February 1, 2001

    NOTICE: Upon written request from any shareholder of record as of January 17, 2001 (or any beneficial owner representing they are or were entitled to vote at the 2001 Annual Meeting), the Company will furnish to such shareholder, without charge, its Annual Report on Form 10-K for the year ended October 31, 2000, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expense in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits are specifically requested. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121.

PROXY                 ENGINEERED SUPPORT SYSTEMS, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 6, 2001

     The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 6, 2001, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by making the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.




--------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                                                              PLEASE MARK
                                                             YOUR VOTES AS
                                                             INDICATED IN
                                                             THIS EXAMPLE   /X/



1. Election of Directors (terms to be served)   William H.T. Bush (3 years)
                                                S. Lee Kling (3 years)
   FOR ALL NOMINEES         WITHHOLD            General Crosbie E. Saint,
    LISTED ABOVE            AUTHORITY            U.S. Army Retired (3 years)
   (EXCEPT AS MARKED  TO VOTE FOR ALL NOMINEES  Earl W. Wims (3 years)
   TO THE CONTRARY)        LISTED ABOVE         LTG Kenneth E. Lewi, U.S. Army
                                                 Retired (2 years)
        / /                    / /              Gary C. Gerhardt (1 year)


To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. Your total cumulative votes will be allocated fully among the remaining nominees.
For, except vote withheld from the following nominee(s):


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2. Increase in the number of authorized shares of Engineered Support Systems,
   Inc. common stock, par value $.01 per share, from 10,000,000 shares to 30,000,000 shares.

                 FOR     AGAINST     ABSTAIN

                 / /       / /         / /

                 Attend meeting        / /


                 (change of address)


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DATE:
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                                 SIGNATURE(S)

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NOTE: Please sign exactly as name appears hereon. Joint members should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.


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                          APPENDIX


      Page 13 of the printed Proxy contains a stock performance graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.